                                                                      Exhibit 24



                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------

        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the " Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the " Form 1 0-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Cleveland, Ohio, this 16 day of December, 1996.



                                                  /s/ Jeff Gotschall
                                                  ---------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attornev
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 1 0-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Cleveland, Ohio, this 18th day of December, 1996.





                                                   /s/ Hudson D. Smith
                                                   ----------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with lull power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Orange Village, Ohio Dec.17 this day of December, 1996.


                                                /s/ C. H. Smith Jr.
                                                -------------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Chagrin Falls, Ohio this 16th day of December, 1996.


                                                   /s/ Thomas J. Vild
                                                   ----------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Petersburg, 14th this day of December, 1996.


                                             /s/ W. Higgins
                                             -------------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Naples, Fl, the 14th day of December, 1996.


                                            /s/ George D. Gotschall
                                            ----------------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Cleveland, Ohio, this 14th day of December, 1996.


                                              /s/ R. S. Gray
                                              ---------------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Boston, Massachusetts, 15th this day of December, 1996.


                                                   /s/ David Ragone
                                                   ----------------------------

                             SIFCO INDUSTRIES, INC.

                           ANNUAL REPORT ON FORM 10-K

                               Power of Attorney
                               -----------------


        The undersigned, an officer or director or both an officer and director, of SIFCO Industries, Inc. (the "Company"), an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (which together with any and all amendments thereto is hereinafter called the "Form 10-K"), does hereby constitute and appoint Charles H. Smith, Jr., Jeffrey P. Gotschall, Richard A. Demetter, and Mara L. Babin, and any one of them, with full power of substitution and resubstitution, as attorneys or attorney to execute and file on behalf of the undersigned in his capacity as an officer and/or director of the Company, the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at Worcester, Mass, this 8th of December, 1996.


                                                    /s/ J. D. Whelan
                                                    --------------------------